UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025

Modine Manufacturing Company

(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07Submission of Matters to a Vote of Security Holders

Election of Directors

On August 21, 2025, the shareholders of Modine Manufacturing Company voted to elect Neil D. Brinker, Katherine C. Harper, David J. Wilson, and Mark Bendza to serve as directors until the 2028 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Neil D. Brinker	45,820,050	771,251	31,276	2,224,542
Katherine C. Harper	44,510,483	2,079,773	32,321	2,224,542
David J. Wilson	42,659,121	3,930,255	33,201	2,224,542
Mark Bendza	46,141,667	447,167	33,743	2,224,542

Approval of Advisory Vote on Named Executive Officer Compensation (Say on Pay)

The shareholders approved the advisory vote on named executive officer compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
44,940,714	1,542,927	138,936	2,224,542

Ratification of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of KPMG as the Company’s independent registered public accounting firm. The results of the vote were as follows:

For	Against	Abstain
48,659,379	133,266	54,474

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

	By:	/s/ Erin J. Roth
Erin J. Roth
Vice President, General Counsel and Chief Compliance Officer

Date: August 22, 2025

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